                                                                   EXHIBIT 10.35



                         CORSAIR COMMUNICATIONS, INC.

                             AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT

                                 ____________

                               October 30, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                        Page
                                                                        ----
1.    Registration Rights.............................................    1
      1.1  Definitions................................................    1
      1.2  Request for Registration...................................    2
      1.3  Company Registration.......................................    3
      1.4  Obligations of the Company.................................    4
      1.5  Furnish Information........................................    5
      1.6  Expenses of Demand Registration............................    5
      1.7  Expenses of Company Registration...........................    6
      1.8  Underwriting Requirements..................................    6
      1.9  Delay of Registration......................................    6
      1.10 Indemnification............................................    7
      1.11 Reports Under Securities Exchange Act of 1934..............    9
      1.12 Form S-3 Registration......................................    9
      1.13 Assignment of Registration Rights..........................   10
      1.14 Limitations on Subsequent Registration Rights..............   11
      1.15 "Market Stand-Off" Agreement...............................   11
      1.16 Termination of Registration Rights.........................   12

2.    Covenants of the Company........................................   12
      2.1  Delivery of Financial Statements...........................   12
      2.2  Inspection.................................................   13
      2.3  Termination of Information and Inspection
            Covenants.................................................   13
      2.4  Right of First Offer.......................................   13
      2.5  Management Stock...........................................   15

3.    Miscellaneous...................................................   15
      3.1  Successors and Assigns.....................................   15
      3.2  Governing Law..............................................   16
      3.3  Counterparts...............................................   16
      3.4  Titles and Subtitles.......................................   16
      3.5  Notices....................................................   16
      3.6  Expenses...................................................   16
      3.7  Amendments and Waivers.....................................   16
      3.8  Severability...............................................   16
      3.9  Aggregation of Stock.......................................   17
      3.10 Entire Agreement...........................................   17

                                      (i)

                             AMENDED AND RESTATED
                             --------------------
                          INVESTORS' RIGHTS AGREEMENT
                          ---------------------------



     THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT ("Agreement"), dated as of October 30, 1996, is among Corsair Communications, Inc., a Delaware corporation (the "Company"), and the investors listed on the signature page, each of which is herein referred to as an "Investor."

     WHEREAS, the Company and certain of the Investors are parties to the Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Agreement");

     WHEREAS, certain of the Investors are presently holders of the Company's Series A Preferred Stock and/or Series B Preferred Stock and pursuant thereto have entered into an Investors' Rights Agreement with the Company dated December 10, 1994, as previously amended (the "Rights Agreement"); and

     WHEREAS, in order to induce the Company to enter into the Series C Agreement and to induce certain Investors to invest funds in the Company pursuant to the Series C Agreement, all the Investors and the Company wish to amend and restate the Rights Agreement so that this Agreement will govern the rights of all the Investors to cause the Company to register shares of the Company's common stock ("Common Stock") issuable to any Investors upon conversion of their respective shares of the Company's Preferred Stock, and certain other matters as set forth in this Agreement.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Registration Rights.  The Company covenants and agrees as follows:
          -------------------

          1.1  Definitions.  For purposes of this Section 1:
               -----------

               (a)  The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

               (c) The term "Registrable Securities" means (1) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock and (2) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred

Stock or Series C Preferred Stock (or the Common Stock issued upon conversion thereof), excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned;

               (d) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (e) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.13 hereof; and

               (f) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          1.2  Request for Registration.
               ------------------------

               (a) If the Company shall receive at any time after the earlier of (i) December 10, 1998 or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction), a written request from the Holders of at least thirty-three percent (33%) of the Registrable Securities then outstanding that the Company file a registration statement under the Act where the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $2,500,000, then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 1.2(b), effect as soon as practicable, and in any event within 60 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 3.5.

               (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable

Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 1.2.

               (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 60 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve month period.

          1.3  Company Registration.  If (but without any obligation to do so)
               --------------------
the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration on Form S-4), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty
(20) days after mailing of such notice by the Company in accordance with Section 3.5, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

          1.4  Obligations of the Company.  Whenever required under this Section
               --------------------------
1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and
(ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          1.5  Furnish Information.
               -------------------

               (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonable and necessary to effect the registration of such Holder's Registrable Securities.

               (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.12 if, due to the operation of subsection 1.5(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 1.2 or Section 1.12 whichever is applicable.

          1.6  Expenses of Demand Registration.  All expenses other than
               -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses on a pro rata basis), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 1.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

          1.7  Expenses of Company Registration.  The Company shall bear and pay
               --------------------------------
all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

          1.8  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling stockholders may be excluded if the underwriters make the determination described above and no other stockholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 1.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

          1.9  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.10  Indemnification.  In the event any Registrable Securities are
                ---------------
included in a registration statement under this Section 1:

                (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers and directors and general partners, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, or any rule or regulation promulgated under the Act, or the 1934 Act; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the proceeds (net of underwriting discount but before deducting expenses) received by such Holder from the offering.

                (c)   Promptly after receipt by an indemnified party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.10.

                (d) If the indemnification provided for in this Section 1.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                (f)   The obligations of the Company and Holders under this
Section 1.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

          1.11  Reports Under Securities Exchange Act of 1934.  With a view to
                ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          1.12  Form S-3 Registration.  In case the Company shall receive from a
                ---------------------
Holder, or Holders, a written request, or requests, that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, and the anticipated aggregate offering price to the public, net of underwriting discounts and commissions, would exceed $1,000,000, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 1.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period;
(3) if any Holder or Holders have requested a registration pursuant to this
Section 1.12 two or more times during the current calendar year in which such request is made, or (4) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to Section 1.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 1.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

          1.13  Assignment of Registration Rights.  The rights to cause the
                ---------------------------------
Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are (a) partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) or (b) affiliates of such partnership (as such term is defined in SEC Rule 405) shall be aggregated together with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

          1.14  Limitations on Subsequent Registration Rights.  From and after
                ---------------------------------------------
the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 or 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which are included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

          1.15  "Market Stand-Off" Agreement.  Each Holder hereby agrees that,
                ----------------------------
during the period of duration specified by the Company and an underwriter of common stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

                (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                (b) all officers and directors of the Company and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements; an d

                (c) such market stand-off time period shall not exceed 180 days, provided, however, that the market stand-off time period shall expire immediately upon the underwriters of the Company's initial public offering providing any discretionary waiver or termination of the restrictions contained in the lock-up agreements between the underwriters and the officers, directors and stockholders without waiving or terminating such restrictions, on a pro rata basis, as to all persons subject to such lock-up agreements.

                In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

          1.16  Termination of Registration Rights.  No Holder shall be entitled
                ----------------------------------
to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

     2.   Covenants of the Company.
          ------------------------

          2.1   Delivery of Financial Statements.  The Company shall deliver to
                --------------------------------
each Investor:

                (a)   as soon as practicable, but in any event within ninety
(90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholders' equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("gaap"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

                (b)   as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, schedule as to the sources and application of funds for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter.

                (c) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail;

                (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

                (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial

Officer or President of the Company and certifying that such financials were prepared in accordance with gaap consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by gaap) and fairly present the financial condition of the Company and its results of operation for the period specified, subject to year-end audit adjustment;

                (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection
(f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

          2.2   Inspection.  The Company shall permit each Investor, at such
                ----------
Investor's expense, as the case may be, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

          2.3   Termination of Information and Inspection Covenants.  The
                ---------------------------------------------------
covenants set forth in Sections 2.1 and 2.2 shall terminate as to Investors and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

          2.4   Right of First Offer.  Subject to the terms and conditions
                --------------------
specified in this Section 2.4, the Company hereby grants to each Major Investor (as hereinafter defined) a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). For purposes of this
Section 2.4, a Major Investor shall mean (a) any Investor who holds at least (i) 10% of the original investment such Investor made in the Company pursuant to that certain Series A Preferred Stock Purchase Agreement dated December 10, 1994 (the "Series A Agreement"), (ii) 10% of the original investment such Investor made in the Company pursuant to that certain Series B Preferred Stock Purchase Agreement dated October 31, 1995 (the "Series B Agreement"), or (iii) 10% of the original investment such Investor makes in the Company pursuant to the Series C Agreement and (b) any person who acquired or will acquire at least (i) 10% of the Series A Preferred Stock (or the common stock issued upon conversion thereof) issued pursuant to the Series A Agreement, (ii) 10% of the Series B Preferred Stock (or Common Stock issued upon conversion thereof) issued pursuant to the Series B Agreement or (iii) 10% of the Series C Preferred Stock (or the common stock issued upon conversion thereof) issued pursuant to the Series C Agreement. For purposes of this Section 2.4, an Investor includes any general partners and affiliates of an Investor. An Investor shall be entitled to apportion the right of first offer hereby granted it among itself and its partners and affiliates in such proportions as it deems appropriate.

     Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

          (a) The Company shall deliver a notice by certified mail ("Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares,
(ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

          (b) Within 20 calendar days after receipt of the Notice, each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Shares which equals the proportion that the number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock then held, by such Major Investor bears to the total number of shares of common stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). The Company shall promptly, in writing, inform each Major Investor which purchases all the shares available to it ("Fully-Exercising Investor") of any other Major Investor's failure to do likewise. During the ten-day period commencing after receipt of such information is given, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares not subscribed for by the Major Investors which is equal to the proportion that the number of shares of common stock issued and held, or issuable upon conversion of Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock then held by such Fully-Exercising Investor bears to the total number of shares of common stock issued and held, or issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock and/or Series C Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase some of the unsubscribed shares.

          (c) If all Shares that Investors are entitled to obtain pursuant to subsection 2.4(b) are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 60-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 60 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

          (d) The right of first offer in this paragraph 2.4 shall not be applicable: (i) to the issuance or sale of common stock (or options therefor) to employees, consultants and directors, directly or pursuant to a stock option plan or agreement or restricted stock plan or agreement approved by the Board of Directors of this Company, provided each employee executes an agreement containing the provisions set forth in Section 2.5(b) hereof, (ii) to or after consummation of a bona fide, firmly underwritten public offering of shares of common stock, registered under the Act pursuant to a registration statement on Form S-1, at an offering price of at least $10.00 per share (appropriately adjusted for any stock split, dividend, combination or other recapitalization) and $15,000,000 in the aggregate, (iii) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) to the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise or (v) to the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has business relationships, provided such issuances are for other than primarily equity financing purposes.

          2.5  Management Stock.
               ----------------

               (a) Employee Reserve.  A pool of 2,750,000 shares of the
                   ----------------
Company's Common Stock shall be reserved for purchase or incentive grants to employees, consultants, directors or officers under those incentive and non-qualified stock purchase or stock option plans or agreements ("Employee Reserve").

               (b) Vesting and Restrictions on Transfer.  The shares or options
                   ------------------------------------
issued from the Employee Reserve provided for in Section 2.5 shall vest following the grant or issuance of such shares or options, as follows: 25% shall vest after an initial 12-month cliff period and the remainder shall vest in equal monthly installments over the next thirty-six (36) months following the cliff period, as approved by the Company's Board of Directors. The Company shall have a repurchase option at cost with respect to unvested shares.
Unvested shares may not be transferred. The Company shall have a right of first refusal on vested shares until such time that the Company consummates an initial public offering. The shares shall be subject to a market stand-off agreement for a period of up to 180 days in connection with stock offerings by the Company.

     3.   Miscellaneous.
          -------------

          3.1  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          3.2  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

          3.3  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          3.4  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          3.5  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given upon (a) personal delivery to the party to be notified, (b) upon telefacsimile transmission to the party to be notified at the telefacsimile number indicated for such party on the signature page hereof, if any, or (c) upon deposit with an overnight courier service or the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address(es) indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

          3.6  Expenses.  If any action at law or in equity is necessary to
               --------
enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          3.7  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding, provided, however, that any amendment or waiver of any term of this Agreement that would adversely affect the rights, preferences or privileges of the holders of the Series C Preferred Stock (or the Common Stock issued upon conversion thereof) in a manner quantitatively disproportionately or qualitatively dissimilar to the effect on the rights, preferences or privileges of the holders of other Registrable Securities shall require the written consent of the holders of a majority of the Series C Preferred Stock (on an as-converted basis) and any Common Stock issued upon conversion thereof then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          3.8  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this

Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          3.9  Aggregation of Stock.  All shares of Registrable Securities held
               --------------------
or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          3.10 Entire Agreement.  This Agreement (including the Exhibits hereto,
               ----------------
if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.


               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              CORSAIR COMMUNICATIONS, INC., a Delaware corporation


                              By: /s/ Mary Ann Byrnes
                                  ----------------------------------------------
                                    Mary Ann Byrnes, President

                    Address:  3408 Hillview Avenue
                              Palo Alto, CA  94304


                              INVESTORS:

                              KLEINER PERKINS CAUFIELD & BYERS VII, L.P.


                              By: /s/ Kevin Compton
                                  ----------------------------------------------
                              Title: Partner
                                     -------------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                              SEVIN ROSEN FUND IV L.P.

                              By:   SRB Associates IV L.P.
                              Its:  General Partner


                                    By: /s/ John Jaggers
                                        ----------------------------------------
                                         General Partner

                    Address:  Two Galleria Tower
                              13455 Noel Road, Suite 1670
                              Dallas, TX  75240



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                              SEVIN ROSEN BAYLESS MANAGEMENT COMPANY


                              By: /s/ John Jaggers
                                  ----------------------------------------------
                              Title: Vice President
                                     -------------------------------------------

                    Address:  Two Galleria Tower
                              13455 Noel Road, Suite 1670
                              Dallas, TX  75240


                              NORWEST EQUITY PARTNERS IV, a
                              Minnesota Limited Partnership

                              By:   Itasca Partners
                              Its:  General Partner


                                    By: /s/ Promod Haque
                                        ----------------------------------------
                                    Title:   Partner

                    Address:  245 Lytton Avenue, Suite 250
                              Palo Alto, CA  94301


                              NORWEST EQUITY PARTNERS, V, a Minnesota Limited Liability Partnership

                              By:   Itasca Partners V, L.L.P.
                              Its:  General Partner


                                    By: /s/ Promod Haque
                                        ----------------------------------------
                                    Title:   Partner

                    Address:  245 Lytton Avenue, Suite 250
                              Palo Alto, CA  94301



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT]

                              NEEDHAM CAPITAL SBIC, L.P.

                              By:   Needham Capital Management Partners, L.P.
                              Its:  ____________________________________________


                                    By: /s/ John Michaelson
                                        ----------------------------------------
                                    Title: _____________________________________

                    Address:  445 Park Avenue, Third Floor
                              New York, NY  10022


                              NEEDHAM CAPITAL PARTNERS, L.P.


                              By: /s/ John Michaelson
                                  ----------------------------------------------
                              Title: ___________________________________________

                    Address:  445 Park Avenue, Third Floor
                              New York, NY  10022


                              NEEDHAM EMERGING GROWTH PARTNERS


                              By: /s/ John Michaelson
                                  ----------------------------------------------
                              Title: ___________________________________________

                    Address:  445 Park Avenue, Third Floor
                              New York, NY  10022



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT]

                              ACCEL IV L.P.

                              By:   Accel IV Associates L.P.
                              Its:  General Partner


                                    By: /s/ G. Carter Sednaoui
                                        ----------------------------------------
                                         General Partner

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui


                              ACCEL INVESTORS '95 L.P.


                              By: /s/ G. Carter Sednaoui
                                  ----------------------------------------------
                                    General Partner

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui


                              ACCEL KEIRETSU L.P.

                              By:   Accel Partners & Co. Inc.
                              Its:  General Partner


                                    By: /s/ G. Carter Sednaoui
                                        ----------------------------------------
                                    Title: C.F.O.
                                           ------

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT]

                         ELLMORE C. PATTERSON PARTNERS


                              By: /s/ illegible
                                  ----------------------------------------------
                                    General Partner

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui


                              TECHNOLOGY CROSSOVER VENTURES, L.P.


                              By: /s/ Robert C. Bensky
                                  ----------------------------------------------
                              Title: Chief Financial Officer
                                     -------------------------------------------
                              Technology Crossover Management, L.L.C.
                    Address:  575 High Street, Suite 400
                              Palo Alto, CA  94301
                              Attn:  Richard Kimball

                              101 Eisenhower Parkway
                              Roseland, NJ  07068
                              Attn:  Robert Bensky


                              TECHNOLOGY CROSSOVER VENTURES, C.V.


                              By: /s/ Robert C. Bensky
                                  ----------------------------------------------
                              Title: Chief Financial Officer
                                     -------------------------------------------
                              Technology Crossover Management, L.L.C.
                    Address:  575 High Street, Suite 400
                              Palo Alto, CA  94301

                              101 Eisenhower Parkway
                              Roseland, NJ  07068
                              Attn:  Robert Bensky



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT]

                              INTEGRAL CAPITAL PARTNERS II, L.P.

                              By:   Integral Capital Management II, L.P.
                              Its:  General Partner

                                    By: /s/ illegible
                                        ----------------------------------------
                                         General Partner

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                              INTEGRAL CAPITAL PARTNERS INTERNATIONAL II, C.V.

                              By:   Integral Capital Management II, L.P.
                              Its:  Investment General Partner

                                    By: /s/ illegible
                                        ----------------------------------------
                                         General Partner

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                              KPCB INFORMATION SCIENCES ZAIBATSU FUND II, L.P.

                              By: /s/ Kevin Compton
                                  ----------------------------------------------
                              Title: Partner
                                     -------------------------------------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025

                              DAVID H. RING CHARITABLE REMAINDER UNITRUST UTA Dated 5/20/96

                              By: /s/ David H. Ring, Trustee
                                  ----------------------------------------------
                                    David H. Ring, Trustee

                    Address:  4140 23rd Street
                              San Francisco, CA  94114

                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT]

                              UST PRIVATE EQUITY INVESTORS FUND, INC.


                              By: /s/ illegible
                                  ----------------------------------------------
                              Title: President & CEO
                                     -------------------------------------------

                    Address:  114 West 47th Street
                              New York, NY  10036-1532


                              ORCHID & CO., Nominee for
                              T. Rowe Price Threshold Fund III, L.P.

                              By:   T. ROWE PRICE THRESHOLD FUND ASSOCIATES,
                                    INC.,
                                    General Partner

                                    By: /s/ illegible
                                        ----------------------------------------
                                    Title: Vice President of Gen. Par.
                                           -------------------------------------

                    Address:  100 East Pratt Street
                              Baltimore, MD  21202


                              COLUMBIA CAPITAL INVESTMENTS, LLC

                              By: /s/ illegible
                                  ----------------------------------------------
                              Title: Manager
                                     -------------------------------------------

                    Address:  201 N. Union Street, Suite 300
                              Alexandria, VA  22314

                              SPINNAKER TECHNOLOGY FUND, L.P.
                              By:   SoundView Asset Management
                                    General Partner

                              By: /s/ Lawrence A. Bowman
                                  ----------------------------------------------
                              Title: President
                                     -------------------------------------------

                    Address:  22 Gatehouse Road
                              P. O. Box 110236
                              Stamford, CT  06911-0236

                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                         INVESTORS' RIGHTS AGREEMENT]

                              ANDBACH VENTURES VI, L.P.
                              By:   Andbach Capital Partners
                              Its:  General Partner

                              By: /s/ illegible
                                  -------------
                              Title: Its Managing Partner
                                     --------------------

                    Address:  803 N. Church Street
                              Rockford, IL  61103


                              TRAILHEAD VENTURES, L.P.


                              By: /s/ illegible
                                  -------------
                              Title: General Partner
                                     ---------------

                    Address:  5949 Sherry Lane, Suite 1450
                              Dallas, TX  75225


SOUNDVIEW FINANCIAL GROUP,    GROUNDHOUSE PARTNERS, LLC
INC.
By:  /s/ Kenny Tyler
Title:  VP Finance            By: /s/ Kenny Tyler
                                  ---------------
Address:                      Title: Financial Manager
                                     -----------------
22 Gatehouse Road.  Address:  22 Gatehouse Road
Stanford, CT 06902            Stanford, CT 06902


                              HAMBRECHT & QUIST CALIFORNIA, a California corporation


                              By: /s/ illegible
                                  -------------
                              Title: CFO
                                     ---

                    Address:  One Bush Street
                              San Francisco, CA  94144



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                              /s/ Eugene Eidenberg
                              --------------------
                              EUGENE EIDENBERG

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144



                              /s/ Christopher Sheeline
                              ------------------------
                              CHRISTOPHER SHEELINE

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144



                              /s/ Rakesh Sood
                              ---------------
                              RAKESH SOOD

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144



                              ________________
                              JAMES ZANZE

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                              COMDISCO, INC.


                              By: /s/ Jill C. Hanses
                                  ------------------
                              Title: Assistant Vice President
                                     ------------------------

                    Address:  6111 North River Road
                              Rosemont, IL  60018


The Holder's liability for    UMB BANK, N.A., as Trustee for Brobeck,
indemnification under this    Phleger & Harrison Retirement Savings Trust
agreement shall be limited    F/B/O John A. Denniston
to the assets held in the
individually directed
account of the participant    By: /s/ illegible
directing the purchase of     Title: Assistant Trust Officer
this investment and shall
not extend to       Address:  UMB Bank, N.A.
other assets of the Brobeck   P. O. Box 419692
Phleger and Harrison          Kansas City, MO  64141-6692
Retirement Savings Plan or
to UMB Bank, n.a. in its
individual or any other
capacity.

                              /s/ Michael S. Kagnoff
                              ----------------------
                              MICHAEL S. KAGNOFF

                    Address:  8121 Camino Del Sol
                              La Jolla, CA  92307


                              /s/ Kevin J. McQuillan
                              ----------------------
                              KEVIN J. McQUILLAN

                    Address:  345 Cervantes Road
                              Portola Valley, CA  94028



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                              /s/ Jennifer Gill Roberts
                              -------------------------
                                  JENNIFER GILL ROBERTS

                    Address:  550 Lytton Avenue, Suite 200
                              Palo Alto, CA  94301



                              /s/ Steven P. Bird
                              ------------------
                              STEVEN P. BIRD

                    Address:  c/o Comdisco, Inc.
                              3000 Sand Hill Road
                              Bldg. 1, Suite 290
                              Menlo Park, CA 94025



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                              KPCB VII FOUNDERS FUND


                              By: /s/ Kevin Compton
                                  -----------------
                              Title: General Partner
                                     ---------------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025



                                    By Kleiner Perkins Caufield & Byers VII on behalf of KPCB VII Founders Fund, as a result of the merger of these two partnerships effective July 1, 1996, By KPCB VII Assoicates, its General Partner



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                              TRW, INC.


                              By: /s/ Roland Robertson                 VP
                                  ---------------------------------------
                              Title: Assist GM Systems Integration Group
                                     -----------------------------------

                    Address:  1 Federal System Park Dr., FP2-3287
                              Fairfax, VA  22033-4411
                              Attn:  Roland Robertson



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]

                              /s/ David H. Ring
                              -----------------
                              DAVID H. RING

                    Address:  4140 23rd Street
                              San Francisco, CA 94114



                    [SIGNATURE PAGE TO AMENDED AND RESTATED
                          INVESTORS' RIGHTS AGREEMENT]